                                                     ISDA Schedule to the Master
                                                     Agreement for Interest Rate
                                                                            Swap

                                                      CRUSADE MANAGEMENT LIMITED

                                                          ST.GEORGE BANK LIMITED

                       PERPETUAL TRUSTEES CONSOLIDATED LIMITED AS TRUSTEE OF THE
                                              CRUSADE GLOBAL TRUST NO. 2 OF 2006

                                                          ALLENS ARTHUR ROBINSON
                                                             Deutsche Bank Place
                                               Corner Hunter and Phillip Streets
                                                                 Sydney NSW 2000
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2006

ISDA Schedule to the Master Agreement for                                      +
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DATE                              19 September             2006
-------------

PARTIES
-------------

       1.     CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) (PARTY A);

       2.     ST.GEORGE BANK LIMITED (ABN 92 055 513 070) (ST.GEORGE); and

       3.     PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841) in
              its capacity as trustee of the Crusade Global Trust No. 2 of 2006
              (PARTY B).

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PART 1. TERMINATION PROVISIONS

        (a)     SPECIFIED ENTITY is not applicable in relation to Party A or
                Party B:

        (b)     Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii), 5(b)(ii),
                (iii) and (iv) will not apply to Party A or Party B.

        (c)     The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by
                "An Insolvency Event under the Master Trust Deed has occurred in respect of Party A, Party B or St.George" (the party the subject of the Insolvency Event will be the Defaulting Party except that in the case of Party A, if there is an Insolvency Event in relation to St.George, Party A will be the Defaulting Party).
                The occurrence of an Insolvency Event under the Security Trust
                Deed in respect of Party B in its personal capacity will not constitute an Event of Default provided that within 30 Local
                Business Days of that occurrence, Party A, Party B and St.George are able to procure the novation of this Agreement and all
                Transactions to a third party in respect of which the Designated
                Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party A and Party B agree to execute such a novation agreement in
                standard International Swaps and Derivatives Association
                ("ISDA") form.

        (d)     Section 5(a)(i) is amended to replace THIRD with TENTH.

                For the avoidance of doubt, but without limiting Section 18,
                Party B is not obliged to pay any amount attributable to any
                Break Payment which is due by, but not received from, an Obligor or any Loan Offset Interest Amount which is due by, but not received from, the Approved Seller, and the failure by Party B to pay that amount shall not be an Event of Default.

        (e)     The AUTOMATIC EARLY TERMINATION provision of Section 6(a):

                will not apply to Party A

                will not apply to Party B

                Any event which, upon its occurrence, constitutes an Event of
                Default, is deemed not to be an essential term of the
                Transaction so that the occurrence of any Event of Default shall not be implied to constitute a repudiation of this Agreement.
                This does not in any way restrict

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                or limit the right of a Non-Defaulting Party under Section 6(a)
                to terminate following an Event of Default.

        (f)     PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e)
                of this Agreement, Second Method and Loss will apply.

        (g)     An ADDITIONAL TERMINATION EVENT set out in Part 5(p) of this
                Schedule (under Section 16(j)), will apply.

        (h)     In the TRANSFER provision of Section 7, add a new paragraph (c):

                (c)     Party B may transfer to a Successor Trustee (as defined
                        below) or to avoid an illegality as specified in Section
                        5(b)(i).

        (i)     Add a new paragraph to Section 7 immediately below paragraph
                (c):

                In the event that a trustee is appointed as a successor to Party
                B under the Trust Deed ("Successor Trustee"), each of Party A and St.George undertakes that it shall (unless, at the time the
                Successor Trustee is so appointed, Party A or St.George is entitled to terminate the Transaction under Section 6, in which case it may) novate to the Successor Trustee the Transaction on the same terms or on other terms to be agreed between Party A,
                Party B or St.George and the Successor Trustee, and give written notice to the Designated Rating Agencies of such novation.

PART 2. TAX REPRESENTATIONS

(a)     PAYER TAX REPRESENTATIONS.

        For the purpose of Section 3(e) of this Agreement each of Party A,
        St.George and Party B will make the following representation.

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant
        Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e),
        6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

        (i)     the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

        (ii)    the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the
                accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this
                Agreement; and

        (iii)   the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

        provided that it shall not be a breach of this representation where reliance is placed on Section (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)     PAYEE TAX REPRESENTATIONS.

        For the purpose of Section 3(f) of this Agreement, each of Party A,
        St.George and Party B represents that it is an Australian resident and does not derive the payments under this Agreement in whole or in

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        part in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

        Party A, St.George and Party B also represent that Crusade Global Trust
        No. 2 of 2006 is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

(c)     DEDUCTION OR WITHHOLDING FOR TAX. SECTION 2(d) is replaced with the following Section:

                All payments under this Agreement will be made subject to
                deduction or withholding for or on account of any Tax. If a party is so required to deduct or withhold, then that party
                ("X") will:

                (i)     promptly notify the other party ("Y") of such
                        requirement;

                (ii)    pay to the relevant authorities the full amount required
                        to be deducted or withheld promptly upon the earlier of
                        determining that such deduction or withholding is
                        required or receiving notice that such amount has been
                        assessed against Y;

                (iii)   promptly forward to Y an official receipt (or a
                        certified copy), or other documentation reasonably
                        acceptable to Y, evidencing such payment to such
                        authorities;

                (iv)    pay to Y the amount Y would have received had no
                        deduction or withholding been required.

                Paragraph (iv) shall not apply to payments to be made by Party
                B.

PART 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to the other as soon as reasonably practicable following a request by the other party, any document or certificate reasonably required by a party in connection with its obligations to make a payment under this Agreement which would enable that party to make the payment free from any deduction or withholding for or on account of Tax or as would reduce the rate at which the deduction or withholding for or on account of Tax is applied to that payment.

PART 4. MISCELLANEOUS

(a)     ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
        Agreement:

        Address for notices or communications to Party A:

        Address:        Level 12, 55 Market Street, Sydney NSW 2000
        Attention:      Middle Office Compliance Manager
        Facsimile No:   (02) 9320 5589  Telephone No: (02) 9320 5526

        Address for notices or communications to Party B:

        Address:        Level 12, 123 Pitt Street, Sydney NSW 2000
        Attention:      Manager, Securitisation
        Facsimile No:   (02) 9221 7870  Telephone No: (02) 9229 9000

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        With a copy to the Manager:

        Address:        Level 12, 55 Market Street, Sydney NSW 2000
        Attention:      Middle Office Compliance Manager
        Facsimile No:   (02) 9320 5589 Telephone No: (02) 9320 5526

        Address for notices or communications to St.George:

        Address:        Level 12, 55 Market Street, Sydney NSW 2000
        Attention:      Middle Office Compliance Manager
        Facsimile No:   (02) 9320 5589 Telephone No: (02) 9320 5526

(b)     PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

        Party A appoints as its Process Agent: None.

        Party B appoints as its Process Agent: None.

(c)     OFFICES. The provisions of Section 10(a) will not apply to this
        Agreement.

(d)     MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

        Party A is not a Multibranch Party.

        Party B is not a Multibranch Party.

(e)     CALCULATION AGENT. The Calculation Agent is Party A.

(f)     CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

        In relation to Party A:    Nil.

        In relation to Party B:    Security Trust Deed

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means:

        In relation to Party A:    St.George.

        In relation to Party B:    Nil.

(h)     GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and Section
        13(b)(i) is deleted and replaced with the following:

        each party submits to the non-exclusive jurisdiction of the courts of
        New South Wales and Court of Appeal from them.

(i)     NETTING OF PAYMENTS. Sub-paragraph (ii) of Section 2(c) of this
        Agreement will apply to net Transactions in the same Confirmation and will not apply to net Transactions specified in different Confirmations.

(j)     AFFILIATE will have the meaning specified in Section 14 of this
        Agreement. For the purpose of Section 3(c), each of Party A and Party B are deemed not to have any Affiliates.

PART 5. OTHER PROVISIONS

(a)     ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (published by the International
        Swaps and Derivatives Association, Inc.) as amended from time to time
        (the "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the ISDA

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        Definitions made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of this
        Agreement and each Confirmation.

(b)     In Section 2(a)(ii), after freely transferable funds add free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement).

(c)     A new Section 2(a)(iv) is inserted as follows:

        (iv)    The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i).

(d)     For the purpose of Section 2(b) of this Agreement, CHANGE OF ACCOUNT, any new account so designated shall be in the same tax jurisdiction as the original account.

(e)     ADDITIONAL REPRESENTATIONS: In Section 3 add the following immediately after paragraph (f):

                (g)     Non Assignment. It has not assigned (whether absolutely,
                        in equity or otherwise) or declared any trust over any
                        of its rights under any Transaction (other than, in
                        respect of Party B, the trusts created pursuant to the
                        Trust Deed) and has not given any charge over its
                        assets, in the case of Party A, or the assets of the
                        Trust (other than as provided in the Security Trust
                        Deed), in the case of Party B.

(f)     Party B also represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that:

        (i)     TRUST VALIDLY CREATED. The Trust has been validly created and is in existence at the date of this Agreement.

        (ii)    SOLE TRUSTEE. Party B has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

        (iii)   NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Trust.

        (iv)    POWER. Party B has power under the Trust Deed to enter into this
                Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

        (v)     GOOD TITLE. Party B is the lawful owner of the Assets of the
                Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed, and, subject only to the Trust Deed, the Security Trust Deed and any
                Security Interest (as defined in the Trust Deed) permitted under the Security Trust Deed, as far as Party B is aware, those assets are free from all other Security Interests (other than
                Party B's indemnity from the Assets of the Trust).

(g)     In Section 3(c):

        (i)     delete the words AGENCY OR OFFICIAL; and

        (ii)    in the third line, insert "materially" before the word "affect".

(h)     In Section 4 add a new paragraph as follows:

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        (f)     CONTRACTING AS PRINCIPAL. Party A and St.George will enter into all Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the
                Trust and not otherwise.

(i)     In Section 6(d)(i), in the last line, insert "in the absence of manifest error" after the word EVIDENCE.

(j)     CONFIRMATIONS. Notwithstanding the provisions of Section 9(e)(ii), each
        Confirmation in respect of a Swap Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original Confirmation signed by the parties, however any failure to sign an original Confirmation will not affect the validity or enforceability of any Swap Transaction.

(k)     Section 12 is amended as follows:

        (i)     in Section 12(a), insert and settlement instructions requiring payment to an entity other than the original counterparty after
                Section 5 or 6 in line 2.

        (ii)    Section 12(a)(iii) is replaced with:

                        (iii)   if sent by facsimile transmission, on the date a
                                transmission report is produced by the machine
                                from which the facsimile was sent which
                                indicates that the facsimile was sent in its
                                entirety to the facsimile number of the
                                recipient notified for the purpose of this
                                Section, unless the recipient notifies the
                                sender within one Local Business Day of the
                                facsimile being sent that the facsimile was not
                                received in its entirety and in legible form.

(l)     Any reference to a:

        (i)     SWAP TRANSACTION in the ISDA Definitions is deemed to be a reference to a TRANSACTION for the purpose of interpreting this
                Agreement or any Confirmation; and

        (ii)    TRANSACTION in this Agreement or any Confirmation is deemed to be a reference to a SWAP TRANSACTION for the purpose of
                interpreting the ISDA Definitions.

(m)     TRUST DEED means the Master Trust Deed dated 14 March 1998 as amended by the Crusade Global Trust No. 2 of 2006 Supplementary Terms Notice dated on or about the date of this Agreement between (among others) Party B,
        Party A and the Manager (the SUPPLEMENTARY TERMS NOTICE), and each of the following expressions shall have the meanings given to them in the
        Trust Deed and the Supplementary Terms Notice:

                        APPROVED BANK
                        APPROVED SELLER
                        ASSETS
                        BANK
                        BREAK PAYMENT
                        CLASS
                        DESIGNATED RATING AGENCY
                        FINAL MATURITY DATE
                        FIXED RATE LOAN
                        HOUSING LOAN PRINCIPAL

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                        INSOLVENCY EVENT
                        LOAN OFFSET INTEREST AMOUNT
                        MANAGER
                        MASTER TRUST DEED
                        MONTHLY INTEREST PERIOD
                        MONTHLY PAYMENT DATE
                        NOTE
                        OBLIGOR
                        PAYMENT DATE
                        PURCHASED RECEIVABLE
                        SECURITY TRUST DEED
                        SERVICER
                        SUPPORT FACILITY PROVIDER
                        TRUST

(n)     TRUST DEED: The Parties acknowledge and agree that for the purposes of the Trust Deed, this Agreement is a HEDGE AGREEMENT and each of Party A and St.George are SUPPORT FACILITY PROVIDERS.

(o)     AGREEMENT by St.George to act as Standby Interest Rate Swap Provider:

        A new Section 15 is added as follows:

        15.     Standby Interest Rate Swap Provider

                (a)     St.George agrees with Party B that if:

                        (i)     Party A is obliged to make a payment under a
                                Confirmation on any day; and

                        (ii)    Party A does not make that payment by 2pm
                                (Sydney time) on that day,

                        then St.George must, as a principal obligation, pay that
                        amount in full to Party B by no later than 4pm (Sydney
                        time) on that date.

                (b)     St.George shall make each such payment in full, without
                        any set off, counterclaim or exercise of any similar
                        right or defence, other than any netting permitted under
                        this Agreement.

                (c)     In consideration of St.George agreeing to act as Standby
                        Interest Rate Swap Provider, Party B agrees to pay to
                        St.George monthly in arrears a fee that accrues from day
                        to day and is calculated at the rate of 0.03% per annum
                        on the aggregate Housing Loan Principal of all Fixed
                        Rate Loans on the first day of each Monthly Interest
                        Period payable on each Monthly Payment Date. This fee is
                        payable on each Monthly Payment Date, subject to the
                        cashflow allocation methodology in the Supplementary
                        Terms Notice.

                (d)     Subject to section 18, in consideration of St.George
                        agreeing, at the request of Party A, to act as Standby
                        Interest Rate Swap Provider, Party A agrees to indemnify
                        St.George on demand against any loss, charge, liability
                        or expense that St.George may sustain or incur as a
                        direct or indirect consequence of Party A failing to
                        comply with this obligations under this Agreement, or
                        the Manager requiring St.George to make a payment under
                        this Agreement.

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                (e)     St.George's obligations under this Agreement shall
                        survive:

                        (i)     the termination of this Agreement;

                        (ii)    any payment by it under paragraph (a) in
                                respect of any payment due from, but unpaid by,
                                Party A; and

                        (iii)   any winding up or insolvency of Party A.

                (f)     A payment by St.George under paragraph (a) in respect of
                        any payment due from, but unpaid by, Party A does not
                        limit or waive any payment that Party A is required to
                        make under a Confirmation.

                (g)     If for any reason Party A is wound up or otherwise is
                        unable to perform its obligations under this Agreement
                        as a matter of law, St.George shall undertake all the
                        obligations of Party A under this Agreement as if named
                        as Party A.

(p)     A new Section 16 is added as follows:

        16.     DOWNGRADE

        (a)     For the purpose of this Section 16 the following additional definitions apply:

                ACCEPTABLE ARRANGEMENT means an arrangement which each relevant
                Designated Rating Agency has confirmed in writing will result in the avoidance or reversal of any Note Downgrade.

                APPROVED BANK means a Bank which has a short term rating of at least A-1+ (S&P), P-1 (short term) and A2 (long term) (Moody's)
                and F1 (short term) (Fitch Ratings).

                DOWNGRADE means St.George's rating by a Designated Rating Agency has been withdrawn or reduced resulting in St.George having:

                (i)     a short term credit rating of less than A-1 (short term)
                        by S&P;

                (ii)    a credit rating by Moody's of less than P-1(short term)
                        or A2 (long term); or

                (iii)   a credit rating by Fitch Ratings of less than F1 (short
                        term) or A (long term).

                MAJOR ST.GEORGE DOWNGRADE means a Downgrade in respect of
                St.George resulting in St.George having:

                (i)     a short term credit rating by S&P of less than A-1
                        (short term);

                (ii)    a credit rating by Moody's of less than P-1 (short term)
                        or A3 (long term); or

                (iii)   a credit rating by Fitch Ratings of less than F2 (short
                        term) or BBB+ (long term).

                MINOR PARTY A DOWNGRADE means any Downgrade which is not a Major
                St.George Downgrade.

                NOTE DOWNGRADE means any actual or proposed withdrawal or
                downgrade of the ratings assigned to any Class of Notes by a
                Designated Rating Agency which results or would result in any rating assigned to that Class of Notes being less than that stipulated in Section 4.2(f) of the Supplementary Terms Notice.

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                REPLACEMENT PROVIDER means a party that has agreed to replace
                St.George as Standby Interest Rate Swap Provider, or Party A as
                Interest Rate Swap Provider, and has a rating greater than or equal to:

                (i)     A-1 by S&P;

                (ii)    who is suitably rated such that its appointment as
                        Standby Interest Rate Swap Provider does not result in a
                        Note Downgrade by Moody's; and

                (iii)   F1 (short term) and A (long term) by Fitch Ratings.

                SWAP COLLATERAL ACCOUNT means an account established by Party B with an Approved Bank.

        (b)     If, at any time, St.George is Downgraded and the Downgrade constitutes a Minor St.George Downgrade, St.George shall, within
                30 days (or such greater period as agreed by the relevant
                Designated Rating Agency), comply with Section 16(d).

        (c)     If at any time St.George is Downgraded and the Downgrade
                constitutes a Major St.George Downgrade, St.George shall, within
                5 Business Days (or such greater period as agreed by the
                relevant Designated Rating Agency) comply with Section 16(d), however, where the Major St.George Downgrade relates to the credit rating by Fitch Ratings of less than F2 (short term) or
                BBB+ (long term) then St.George must comply with either Section
                16(d)(ii) or (iii).

        (d)     Where St.George is required to comply with this Section 16(d) it shall, at its cost, and at its election do one of the following:

                (i)     (CASH COLLATERALISE) deposit into a Swap Collateral
                        Account and maintain in the Swap Collateral Account
                        (whilst the relevant Downgrade subsists) sufficient
                        funds to ensure that the amount standing to the credit
                        of the Swap Collateral Account is equal to the greater
                        of the following (the CASH COLLATERAL AMOUNT):

                        (A)     zero;

                        (B)     CCR; and

                        (C)     an amount acceptable to Moody's and Fitch
                                Ratings (as the case may be) sufficient to
                                ensure that the ratings given to the Notes by
                                Moody's and Fitch Ratings (as the case may be)
                                are not adversely affected and that any Note
                                Downgrade is avoided or reversed (as the case
                                may be);

                (ii)    (NOVATE) enter into an agreement novating this Agreement
                        to a Replacement Provider proposed by any of Party A,
                        St.George or Party B which each Designated Rating Agency
                        has confirmed will not result in a withdrawal or
                        downgrade of any credit rating assigned, by it, to the
                        Notes; or

                (iii)   (OTHER ARRANGEMENTS) enter into or procure entry into
                        any Acceptable Arrangement.

                For the purpose of this paragraph (d), the formula for
                calculating CCR is as follows.

                CCR = CR

                where

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                CR means MTM + VB

                MTM means the mark-to-market value of the Transactions
                outstanding under the Agreement. Party A will have to mark the
                Transactions to market and post collateral on a weekly basis, with a cure period of 3 days. The mark-to-market value should reflect the higher of 2 bids from counterparties that will be eligible and willing to assume Party A's role in the
                Transactions in place of Party A. The mark-to-market value may be a positive or negative amount. A bid has a negative value if the payment would be from the counterparty to Party A and has a positive value if the payment would be from Party A to the counterparty (for the purposes of determining a higher bid, any bid of positive value is higher than any bid of a negative value).

                VB means the value calculated by multiplying the Invested Amount at the time of the calculation by the relevant percentage
                calculated from the following table (for the purposes of
                interpreting the table, "Counterparty rating" is the credit rating assigned to Party A by S&P and "Maturities" is the period from and including the date of calculation to but excluding the scheduled maturity of the last expiring Transaction outstanding under this Agreement):

                                VOLATILITY BUFFER (%)

                COUNTERPARTY    MATURITIES UP   MATURITIES UP    MATURITIES MORE
                RATING          TO 5 YEARS      TO 10 YEARS      THAN 10 YEARS
                    A-2              6.50            8.25             11.75
                    A-3             10.00           14.50             31.75
                BB+ or lower        13.00           25.75             68.50

                In addition to complying with its obligations under this Section
                16, if there is a Downgrade to St.George's long term debt rating below BBB- by S&P, St.George must immediately post collateral in accordance with Section 16(d)(i) and be immediately substituted for a Replacement Provider.

        (e)     Where St.George procures a Replacement Provider in accordance with Section 16(d)(ii), each party to this Agreement shall do all things necessary to novate the relevant obligations to the
                Replacement Provider.

        (f)     If, at any time, St.George's obligations under this Agreement are novated in accordance with Section 16(d)(ii) or any
                Acceptable Arrangement is entered into in accordance with
                Section 16(d)(iii), St.George shall be immediately entitled to any cash collateral amount which it has deposited in the Swap
                Collateral Account less any amounts applied pursuant to
                paragraph (h)(i) or (h)(v).

        (g)     All interest on the Swap Collateral Account will accrue and be payable monthly to the party which provides the relevant Cash
                Collateral Amount.

        (h)     Party B may only make withdrawals from the Swap Collateral
                Account only for the purpose of:

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                (i)     novating obligations under this Agreement in accordance
                        with Section 16(d)(ii) or entering into any other
                        Acceptable Arrangement in accordance with 16(d)(iii);

                (ii)    refunding to St.George the amount of any reduction in
                        the Swap Collateral Amount, from time to time and
                        providing the Designated Rating Agencies have confirmed,
                        in writing, that such refund will not result in a Note
                        Downgrade;

                (iii)   withdrawing any amount which has been incorrectly
                        deposited into the Swap Collateral Account;

                (iv)    paying any applicable bank account taxes or equivalent
                        payable in respect of the Swap Collateral Account; or

                (v)     funding the amount of any payment due to be made by
                        Party A or St.George under this Agreement following the
                        failure by Party A or St.George to make that payment.

        (i)     St.George's obligations under this Section 16 shall:

                (i)     survive the termination of this Agreement; and

                (ii)    terminate upon St.George complying with its obligations
                        (if any) under Section 16(d).

        (j)     Where St.George fails to comply with Section 16(d), this shall constitute an Additional Termination Event and Party A shall be the Affected Party for this purpose.

(q)     A new Section 17 is added as follows:

                17.     Party B provisions

                        (a)     Limitation of liability

                        (A)     General

                                Clause 30 of the Master Trust Deed applies to
                                the obligations and liabilities of Party B under
                                this agreement.

                        (B)     Limitation of Party B's Liability

                                (1)     Party B enters into this agreement only
                                        in its capacity as trustee of the Trust
                                        and in no other capacity (except where
                                        the Transaction Documents provide
                                        otherwise). Subject to paragraph (3)
                                        below, a liability arising under or in
                                        connection with this agreement or the
                                        Trust can be enforced against Party B
                                        only to the extent to which it can be
                                        satisfied out of the assets and property
                                        of the Trust which are available to
                                        satisfy the right of Party B to be
                                        exonerated or indemnified for the
                                        liability. This limitation of Party B's
                                        liability applies despite any other
                                        provision of this agreement and extends
                                        to all liabilities and obligations of
                                        Party B in any way connected with any
                                        representation, warranty, conduct,
                                        omission, agreement or transaction
                                        related to this agreement or the Trust.

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                                (2)     Subject to subparagraph (3) below, no
                                        person (including any Relevant Party)
                                        may take action against Party B in any
                                        capacity other than as trustee of the
                                        Trust or seek the appointment of a
                                        receiver (except under this agreement),
                                        or a liquidator, an administrator or any
                                        similar person to Party B or prove in
                                        any liquidation, administration or
                                        arrangements of or affecting Party B.

                                (3)     The provisions of this section 17 shall
                                        not apply to any obligation or liability
                                        of Party B to the extent that it is not
                                        satisfied because under a Transaction
                                        Document or by operation of law there is
                                        a reduction in the extent of Party B's
                                        indemnification or exoneration out of
                                        the Assets of the Trust as a result of
                                        Party B's fraud, negligence, or Default.

                                (4)     It is acknowledged that the Relevant
                                        Parties are responsible under the
                                        Transaction Documents for performing a
                                        variety of obligations relating to the
                                        Trust. No act or omission of Party B
                                        (including any related failure to
                                        satisfy its obligations under this
                                        agreement) will be considered fraud,
                                        negligence or Default of Party B for the
                                        purpose of subparagraph (3) above to the
                                        extent to which the act or omission was
                                        caused or contributed to by any failure
                                        by any Relevant Party or any person who
                                        has been delegated or appointed by Party
                                        B in accordance with this agreement or
                                        any other Transaction Document to fulfil
                                        its obligations relating to the Trust or
                                        by any other act or omission of a
                                        Relevant Party or any such person.

                                (5)     In exercising their powers under the
                                        Transaction Documents, each of Party B,
                                        the Security Trustee and the Noteholders
                                        must ensure that no attorney, agent,
                                        delegate, receiver or receiver and
                                        manager appointed by it in accordance
                                        with this agreement has authority to act
                                        on behalf of Party B in a way which
                                        exposes Party B to any personal
                                        liability and no act or omission of any
                                        such person will be considered fraud,
                                        negligence, or Default of Party B for
                                        the purpose of subparagraph (3) above.

                                (6)     In this clause, RELEVANT PARTIES means
                                        each of the Manager, the Servicer, the
                                        Calculation Agent, the Note Registrar,
                                        each Paying Agent, the Note Trustee, and
                                        the provider of a Support Facility.

                                (7)     Nothing in this clause limits the
                                        obligations expressly imposed on Party B
                                        under the Transaction Documents.

                        (b)     Nothing in paragraph (a) or (c) limits Party A
                                in:

                                (i)     obtaining an injunction or other order
                                        to restrain any breach of this Agreement
                                        by Party B;

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                                (ii)    obtaining declaratory relief; or

                                (iii)   relation to its rights under the
                                        Security Trust Deed.

                        (c)     Except as provided in paragraphs (a) and (b),
                                Party A shall not:

                                (i)     (JUDGMENT) obtain a judgment for the
                                        payment of money or damages by Party B;

                                (ii)    (STATUTORY DEMAND) issue any demand
                                        under section 459E(1) of the
                                        Corporations Act 2001 (Cth) (or any
                                        analogous provision under any other law)
                                        against Party B;

                                (iii)   (WINDING UP) apply for the winding up or
                                        dissolution of Party B;

                                (iv)    (EXECUTION) levy or enforce any distress
                                        or other execution to, on or against any
                                        assets of Party B;

                                (v)     (COURT APPOINTED RECEIVER) apply for the
                                        appointment by a court of a receiver to
                                        any of the assets of Party B;

                                (vi)    (SET-OFF OR COUNTERCLAIM) exercise or
                                        seek to exercise any set-off or
                                        counterclaim against Party B (other than
                                        netting in accordance with this
                                        Agreement); or

                                (vii)   (ADMINISTRATOR) appoint, or agree to the
                                        appointment, of any administrator to
                                        Party B,

                                or take proceedings for any of the above and
                                Party A waives its rights to make those
                                applications and take those proceedings.

(r)     A new Section 18 is added as follows:

                18.     Break Payments

                        (a)     Party B shall pay Break Payments which it
                                receives to Party A in accordance with clause
                                5.1(c) of the Supplementary Terms Notice, to the
                                extent that amounts are available to make that
                                payment.

                        (b)     Subject to paragraph (c), if Party A or
                                St.George in any capacity (including in its
                                capacity as Servicer) waives or reduces the
                                amount of any Break Payment otherwise due from
                                an Obligor, Party A and St.George agree that
                                Party B's obligation under paragraph (a) is
                                reduced in respect of the Break Payment so
                                waived or to the extent of the reduction of the
                                Break Payment (as the case may be).

                        (c)     Party A, St.George and Party B agree that
                                (unless St.George otherwise notifies Party B in
                                writing) St.George will waive all Break Payments
                                otherwise payable by an Obligor if the total
                                principal prepayments by that Obligor under the
                                relevant Purchased Receivable (excluding
                                scheduled principal repayments) does not exceed
                                $5,000 in any calendar year.

(s)     A new Section 19 is added as follows:

                19.     Party A provisions

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                        (a)     Notwithstanding any other provision of this
                                Agreement or any Confirmation, Party A's
                                obligation to pay any amount to Party B or
                                St.George is limited to Party A's assets from
                                time to time.

                        (b)     Nothing in paragraph (a) or (c) limits Party A
                                in:

                                (i)     obtaining an injunction or other order
                                        to restrain any breach of this Agreement
                                        by Party B;

                                (ii)    obtaining declaratory relief; or

                                (iii)   in relation to its rights under the
                                        Security Trust Deed.

                        (c)     Except as provided in paragraphs (a) and (b),
                                Party B shall not:

                                (i)     (JUDGMENT) obtain a judgment for the
                                        payment of money or damages by Party A;

                                (ii)    (STATUTORY DEMAND) issue any demand
                                        under section 459E(1) of the
                                        Corporations Act 2001 (Cth) (or any
                                        analogous provision under any other law)
                                        against Party A;

                                (iii)   (WINDING UP) apply for the winding up or
                                        dissolution of Party A;

                                (iv)    (EXECUTION) levy or enforce any distress
                                        or other execution to, on or against any
                                        assets of Party A;

                                (v)     (COURT APPOINTED RECEIVER) apply for the
                                        appointment by a court of a receiver to
                                        any of the assets of Party A;

                                (vi)    (SET-OFF OR COUNTERCLAIM) exercise or
                                        seek to exercise any set-off or
                                        counterclaim against Party A (other than
                                        netting in accordance with this
                                        Agreement); or

                                (vii)   (ADMINISTRATOR) appoint, or agree to the
                                        appointment, of any administrator to
                                        Party A,

                                or take proceedings for any of the above and
                                Party B waives its rights to make those
                                applications and take those proceedings.

                        (d)     Nothing in this Section 19 in any way limits
                                St.George's obligations under Section 15.

(t)     Party B (at the direction of Crusade Management Limited), St.George and
        Party A may, in their absolute discretion, agree to modify or amend this
        Agreement and/or or any Transaction to vary the respective notional amounts to which this Agreement or that Transaction applies, to vary the
        Purchased Receivables to which that Transaction applies (if applicable)
        or to novate all or any part of a Transaction to a third party Swap
        Provider, in each case upon confirmation from each Designated Rating
        Agency that the modification or amendment of this Agreement or
        Transaction (as the case may be) will not result in the downgrade or withdrawal of the rating of any Note.

IN WITNESS WHEREOF the parties have executed this schedule on the respective dates specified below with effect from the date specified on the first page of this document.

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CRUSADE MANAGEMENT LIMITED

By:     /s/ Andrew Jinks                     Witness:  /s/ Matthew Leibowitz
        --------------------------------               -------------------------

Name:   Andrew Jinks                         Witness Name: Matthew Leibowitz
        --------------------------------                   ---------------------

Title:  Attorney                             Title:    Lawyer
        --------------------------------               -------------------------

Date:   19 September 2006                    Date:     19 September 2006
        --------------------------------               -------------------------

ST.GEORGE BANK LIMITED

By:     /s/ Andrew Jinks                     Witness:  /s/ Matthew Leibowitz
        --------------------------------               -------------------------

Name:   Andrew Jinks                         Witness Name: Matthew Leibowitz
        --------------------------------                   ---------------------

Title:  Attorney                             Title:    Lawyer
        --------------------------------               -------------------------

Date:   19 September 2006                    Date:     19 September 2006
        --------------------------------               -------------------------

PERPETUAL TRUSTEES CONSOLIDATED LIMITED
as trustee of the Crusade Global Trust No. 2 of 2006

By:     /s/ Andrea Ruver                     Witness:  /s/ Matthew Leibowitz
        --------------------------------               -------------------------

Name:   Andrea Ruver                         Witness Name: Matthew Leibowitz
        --------------------------------                   ---------------------

Title:  Manager                              Title:    Lawyer
        --------------------------------               -------------------------

Date:   19 September 2006                    Date:     19 September 2006
        --------------------------------               -------------------------

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To:             Perpetual Trustees Consolidated Limited as trustee of
Crusade Global Trust No.2 of 2006

Attention:      Manager, Securitisation

Copy to:        St.George Bank Limited

Attention:      Roger Desmarchelier

From:           Crusade Management Limited

Date:           19 September 2006

Subject:        CONFIRMATION OF INTEREST RATE SWAP
                Reference No: Crusade Global Trust No.2 of 2006

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below. This letter constitutes a "Confirmation" as referred to in the Master Agreement and the Schedule to the Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions as amended from time to time published by the International Swap and Derivatives
Association, Inc or in the Master Trust Deed and Supplementary Terms Notice (as
defined in the Master Agreement and the Schedule to the Master Agreement
specified below) are incorporated in this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. Reference to a "Transaction" shall be deemed to be a reference to a "Swap Transaction" for the purposes of the 2000 ISDA
Definitions.

1.      This Confirmation supplements, forms part of, and is subject to, the
Master Agreement dated on or about 19 September 2006 and the Schedule to the
Master Agreement dated on or about 19 September 2006 as amended and supplemented from time to time (the "Agreement") between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

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        In this confirmation "Party A" means Crusade Management Limited and
"Party B" means Perpetual Trustees Consolidated Limited as trustee of the
Crusade Global Trust No.2 of 2006.

2.      The terms of the particular Transaction to which this Confirmation relates are as follows:

        Notional Amount:      Housing Loan Principal of all Fixed Rate Loans as
calculated on the first day to which that Monthly Payment Date relates.

        Trade Date:           Note Issue Date

        Effective Date:       21 September 2006

        Final Maturity Date:  15 November2037 or when the stated amount of the
Notes is reduced to zero, subject to adjustment in accordance with the Modified
Following Business Day Convention.

        Reset Dates:          The Effective Date and then each Monthly Payment
Date, subject to adjustment in accordance with the Modified Following Business
Day Convention.

        Monthly Payment       15th day of each month,

        Dates:                subject to adjustment in accordance with the
Modified Following Business Day Convention.

        MORTGAGE RATE AMOUNTS

        Mortgage Rate:        Weighted average fixed rate of interest applicable
to the Fixed Rate Loans at that Reset Date

        Mortgage Rate Payer:  Perpetual Trustees Consolidated Limited as trustee of the Crusade Global Trust No.2 of 2006.

        Mortgage Rate         Each Monthly Payment Date, up to and including the

        Payer Payment         last Monthly Payment Date. This is subject to

        Dates:                adjustment in accordance with the Modified
Following Business Day Convention.

        The first Payment Date will be 15 November 2006.

        Mortgage Rate

        Payments (Notional Amount) x (Mortgage Rate) x (Number of days between
Reset Dates / 365). Party B is not obliged to pay any amount which is attributable to any Break Payment which is due by, but not received from, an
Obligor or any Loan Offset Interest Amount which is due by, but not received from, the Approved Seller, and the failure by Party B to pay that amount will not be an Event of Default.

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        Mortgage Rate Day     Actual / 365 (fixed).

        Count Fraction:

        Designated            Not applicable.

        Maturity:

        Spread:               Nil.

        Business Days:        Sydney, New York, London and TARGET

        FLOATING AMOUNTS

        Floating Rate:        Weighted Average Australian Bank Bill Rate, which
is the sum of:

(a)     One Month Bank Bill Rate (as at the start of the Monthly Interest Period for that monthly payment date) multiplied by the proportion which the aggregate
Invested Amount of the Class A-3 notes bears to the aggregate Invested Amount of all notes as at the start of that Monthly Interest Period; and

(b)     Three Month Bank Bill Rate (as at the start of the current Quarterly
Interest Period) multiplied by the proportion which the aggregate Invested
Amount of the Class A-1 notes, the Class A-2 notes, the Class B notes and the
Class C notes bears to the aggregate Invested Amount of all notes as at the start of that Monthly Interest Period.

        Floating Rate         Crusade Management Limited

        Payer:

        Floating Rate         Each Monthly Payment Date, up to and including the

        Payment Dates:        last Monthly Payment Date. This is subject to
adjustment in accordance with the Modified Following Business Day Convention.

        The First Payment Date will be 15 November 2006.

        Spread:               The weighted average coupon on all Notes in
respect of the relevant Monthly Payment Date plus 0.90% per annum.

        Floating Rate         (Floating Rate + Spread) x (Notional Amount) x

        Payment:              (number of days between Reset Dates / 365)

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        Floating              Rate Each Floating Rate Payment Date.

        Reset Dates:

        Floating Rate Day     Actual / 365 (fixed).

        Count Fraction:

        Designated            30 days, with the exception of the initial
Calculation

Maturity:       Period which will be a Linear Interpolation by reference
to two rates, one of which shall be determined as if the Designated Maturity were 1 month and the other shall be determined as if the Designated Maturity were 2 months.

        Netting of            Applicable.

        Payments:

        Compounding:          Inapplicable.

        Business Days:        Sydney, New York, London and TARGET

        Calculation Agents:   Crusade Management Limited

        PAYMENTS TO THE FLOATING RATE PAYER

        Account for           Crusade Management Limited

        Payment in AUD:       St.George Bank Limited
                              Level 12, 55 Market Street
                              Sydney, NSW 2000

        Swift Code:           SGBL AU 2S

        Sort Code:            RTGS-MM

        BSB:                  112-601

        PAYMENTS TO THE MORTGAGE RATE PAYER

        Account for           Perpetual Trustees Consolidated Limited as
                              trustees of

        Payment in AUD:       Crusade Global Trust No.2 of 2006

        Bank:                 St.George Bank

        BSB:                  332-027

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        Account No:           777-700-217

        PAYMENTS TO St.George Bank (as Standby Interest Rate Swap Provider) (IF
 APPLICABLE)

        Account for           St.George Bank Limited

        Payment in AUD:       Level 12, 55 Market Street
                              Sydney, NSW 2000

        Swift Code:           SGBL AU 2S

        Sort Code:            RTGS-MM

        BSB:                  112-601

        The office of the Mortgage Rate Payer for the Swap Transaction is
Sydney, and the Office of the Floating Rate Payer for the Swap Transaction is
Sydney.

3.      This is the Interest Rate Swap for the purposes of the Supplementary
Terms Notice dated on or before 19 September 2006 relating to Crusade Global
Trust No. 2 of 2006.

4.      Address for notices in connection with this Transaction

(a)     Party A:              Crusade Management Limited
                              Level 3, 4-16 Montgomery Street, Kogarah

        Attn:                 Compliance Manager

        Telephone:            612 9320-5605

        Facsimile:            612 9320-5785

(b)     Party B:              Perpetual Trustees Consolidated Limited
                              Angel Place, Level 12, 123 Pitt Street, Sydney

        Attn:                 Manager - Securitisation

        Telephone:            612 9229-9000

        Facsimile:            612 9221-7870

(c)     St.George Bank:       St.George Bank Limited
                              Level 10, 55 Market Street, Sydney

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                Attn: Middle Office Compliance Manager
                Telephone: 612 9320-5553
                Facsimile: 612 9320-5589

5.      Documents to be delivered

        Each party shall deliver to the other, at the time of its execution of this Confirmation, evidence of the specimen signature and incumbency of each person who is executing the Confirmation on the party's behalf, unless such evidence has previously been supplied in connection with this Agreement and remains true and in effect.

6.      Relationship between the parties

Each party will be deemed to have represented to the other party on the Trade
Date that (lacking a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):

(a)     Non-Reliance. It is acting for its own account (in the case of Party B as Trustee for the Trust), and it has made its own independent decision to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement (and in the case of Party B also the
Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b)     Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction. It is capable of assuming, and assumes the risks of this
Transaction.

(c)     Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

7.      Compliance with Regulation AB.

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(a)     St.George has been advised that Party A is required under Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, as
amended ("Regulation AB"), to disclose certain financial information regarding
St.George depending on the applicable "significance percentage" of this
Confirmation, as calculated from time to time in accordance with Item 1115 of
Regulation AB.

(b)     If required, St.George shall provide to Party A the applicable financial information described under Item 1115 of Regulation AB (the "Reg AB
Information") within ten (10) Local Business Days of receipt of a written request for such Reg AB Information by Party A (the "Response Period"), so long as Party A has reasonably determined, in good faith, that such information is required under Regulation AB; provided, however that if St.George in good faith determines that it is unable to provide the Reg AB Information within the
Response Period, then, subject to receipt of confirmation by each Designated
Rating Agency that such action shall not result in withdrawal or downgrade of any credit rating assigned, by it, to the Notes, (i) St.George shall cause a Reg
AB Approved Entity (as defined below) to replace St.George as party to this
Confirmation on terms substantially similar to this Confirmation prior to the expiration of the Response Period, and (ii) such Reg AB Approved Entity shall provide the Reg AB Information prior to the expiration of the Response Period.
"Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) is a Replacement Provider. If Party A requests
(in writing) the Reg AB Information from St.George, then Party A shall promptly
(and in any event within three (3) Local Business Days of the date of the request for the Reg AB Information) provide St.George with a written explanation of how the significance percentage was calculated.

(c)     St.George (or, if applicable, the Reg AB Approved Entity) shall indemnify and hold harmless Party A, its directors or officers and any person controlling Party A, from and against any and all losses, claims, damages and liabilities caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any information that St.George or such Reg AB
Approved Entity, as applicable, provides to Party A pursuant to this Paragraph
(c) (the "St.George Information") or caused by any omission or alleged omission to state in the St.George Information a material fact required to be stated
therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (ii) any failure by
St.George to deliver any information or other material when and as required under this Section 7.

PLEASE NOTIFY US IMMEDIATELY SHOULD THE PARTICULARS OF THIS CONFIRMATION NOT BE
IN ACCORDANCE WITH YOUR UNDERSTANDING.

PLEASE QUOTE OUR REFERENCE ON ALL CORRESPONDENCE.

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Regards,

Signed for and on behalf of

Crusade Management Limited, by its attorney

/s/ Andrew Jinks                             /s/ Matthew Leibowitz
    --------------------                         -----------------------
Name:   Andrew Jinks                         Witness Name: Matthew Leibowitz
Title:  Attorney                             Title: Lawyer

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the enclosed copy of this confirmation and returning it to us.

Confirmed as of date first written:

For and on behalf of

Perpetual Trustees Consolidated Limited

(as trustee of the Crusade Global Trust No.2 of 2006)

/s/ Andrea Ruver                             /s/ Matthew Leibowitz
    --------------------                         -----------------------
Name:   Andrea Ruver                         Witness Name: Matthew Leibowitz
Title:  Manager                              Title: Lawyer

Confirmed as of date first written:

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For and on behalf of
St.George Bank Limited
(as Standby Interest Rate Swap Provider)

/s/ Andrew Jinks                             /s/ Matthew Leibowitz
    --------------------                         -----------------------
Name:   Andrew Jinks                         Witness Name: /s/ Matthew Leibowitz
Title:  Attorney                             Title: Lawyer

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